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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                        January 22, 1999 (January 8, 1999)







                          AMERICAN PAD & PAPER COMPANY
             (Exact name of registrant as specified in its charter)

                         Commission file number 1-11803


              Delaware                                        04-3164298
   (State or other jurisdiction of                       (I.R.S. Employer
   incorporation or organization)                        Identification No.)

17304 Preston Road, Suite 700, Dallas, TX                     75252-5613
(Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (972) 733-6200






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Item 5.  Other Events.

     On January 8, 1999 American Pad & Paper Company (NYSE:AGP) (AP&P) announced today that the New York Stock Exchange (NYSE) intends to apply for delisting of the Company's common stock because it does not meet the NYSE's continued listing criteria.

This press release is incorporated herein as Exhibit 99.019.

Exhibit

99.19 Press release by the Company dated January 8, 1999.





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        American Pad & Paper Company



January 22, 1999                        /s/ David N. Pilotte
Date                                    David N. Pilotte
                                        Vice President and Corporate Controller
                                        Principal Accounting Officer




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                                                         Exhibit 99.019
FOR IMMEDIATE RELEASE                                    CONTACT: Mark Lipscomb
                                                         (972) 733-5415


      AMERICAN PAD & PAPER ANNOUNCES PENDING PENDING DELISTING OF COMPANY'S
                     SECURITIES BY NEW YORK STOCK EXCHANGE

         DALLAS, Texas, January 8, 1999, -- American Pad & Paper Company (NYSE:AGP) (AP&P) announced today that the New York Stock Exchange (NYSE) intends to apply for delisting of the Company's common stock because it does not meet the NYSE's continued listing criteria.

         American Pad & Paper CEO James W. Swent III said, " The Company is currently in discussions to transfer the listing to another securities exchange. We are disappointed with the NYSE's decision because, while on a reported basis the Company has never met all of the Exchange's criteria for continued listing, we have continued to make financial progress and are diligently executing our business and plant rationalization plans as we strive to return the Company to sustained profitability." Additionally Swent commented, "During the third quarter of 1998, AP&P demonstrated its continuing financial improvement by putting in place an amended banking agreement, exceeding all the financial covenants of that agreement, reducing debt levels, producing positive cash flow from operations, significantly reducing inventory levels and announcing a comprehensive plant rationalization plan."

         The NYSE indicated in a separate press release that it intends to suspend trading of AP&P common stock prior to the opening on Tuesday, January 26, 1999 or such earlier date as AP&P commences trading in another securities marketplace.

         American Pad & Paper Company is a leading manufacturer and marketer of paper-based office products in North America. Product offerings include envelopes, writing pads, file folders, machine papers, greeting cards and other office products. The key operating divisions of the Company are Williamhouse, AMPAD, and Creative Card which market principally under the following Brand
Names: AMPAD(R), Century(TM), Embassy(R), Evidence(R), Globe-Weis(R), Gold Fibre(TM), Huxley(TM), Karolton(R), Kent(R), Peel & Seel(R), SCM(TM),
Williamhouse(TM)  and  World  Fibre(TM).  Company  revenues  in 1997  were  $687 million.

This release contains forward-looking statements relating to future results. Actual results may differ significantly as a result of factors over which the Company has no control, including, but not limited to the following: changing economic conditions, slower than anticipated sales growth, price and product competition and changes in raw material costs. Additional information, which could affect the Company's financial results, is included in the Company's filings with the Securities and Exchange Commission.


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